                                                                 EXHIBIT e(1)(e)


                                 AMENDMENT NO. 4
                       TO THE SECOND AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

  (CLASS A SHARES, CLASS C SHARES, CLASS R SHARES, INSTITUTIONAL CLASS SHARES)


         The Second Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between AIM International Funds, Inc., a Maryland corporation, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           SECOND AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          AIM INTERNATIONAL FUNDS, INC.

CLASS A SHARES
--------------
AIM Asia Pacific Growth Fund
AIM European Growth Fund
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM International Growth Fund

CLASS C SHARES
--------------
AIM Asia Pacific Growth Fund
AIM European Growth Fund
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM International Growth Fund

CLASS R SHARES
--------------
AIM International Growth Fund
AIM European Growth Fund

INSTITUTIONAL CLASS SHARES
--------------------------
AIM International Growth Fund"

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         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  June 23, 2003


                                          AIM INTERNATIONAL FUNDS, INC.


Attest: /s/ JOHN H. LIVELY                By: /s/ ROBERT H. GRAHAM
       ---------------------------           ----------------------------------
           Assistant Secretary                   Robert H. Graham
                                                 President



                                          A I M DISTRIBUTORS, INC.


Attest: /s/ JOHN H. LIVELY                By: /s/ MICHAEL J. CEMO
       ---------------------------           ----------------------------------
           Assistant Secretary                   Michael J. Cemo
                                                 President


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